UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2009

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2009, we through NNN VF Chase Tower REO, LP, our indirect subsidiary, along with NNN Chase Tower REO, LP, a entity also managed by Grubb & Ellis Realty Investors, LLC, our manager, NNN OF 8 Chase Tower REO, LP, an entity also managed by our manager and ERG Chase Tower, LP which are collectively the senior borrower, or the Senior Borrower, entered into a Temporary Extension Agreement, or the Temporary Extension Agreement, with PSP/MRC Debt Portfolio S-1, LP, successor-in-interest to MMA Realty Capital, LLC, the senior lender, or the Senior Lender. Also, we through NNN VF Chase Tower, LLC and NNN VF Chase Tower Member, LLC, our indirect subsidiaries, along with NNN Chase Tower, LLC, an entity also managed by our manager, NNN Chase Tower Member, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower Member, LLC, an entity also managed by our manager, NNN-ERG Chase Tower GP I, LLC and ERG Chase Tower limited I, LP which are collectively the mezzanine borrower, or the Mezzanine Borrower, entered into the Temporary Extension Agreement with Transwestern Mezzanine Realty Partners II, LLC, or the Mezzanine Lender.

Senior Loan

The material terms of the Temporary Extension Agreement, effective June 30, 2009, as to the senior loan provide for (i) a ten (10) day extension of the Initial Senior Loan Agreement entered into by the Senior Borrower and Senior Lender on June 20, 2006 and as amended by the Consent and Assumption Agreement and First Amendment to Loan Documents on July 3, 2006 in connection with a senior loan facility in the amount of $58,000,000, which expired on June 30, 2009, or the Senior Loan Documents; (ii) Senior Borrower shall pay to Senior Lender the monthly interest payment due July 1, 2009 pursuant to the Senior Loan Documents, as amended, without default interest or penalty, or the July Senior Debt Service; and (iii) Senior Borrower acknowledges its obligations to reimburse Senior Lender for all costs and fees incurred by Senior Lender in connection with the Senior Loan Documents, including costs and fees incurred in connection with this Temporary Extension Agreement, and Senior Borrower acknowledges its existing obligation pursuant to the Senior Loan Documents, as amended, to reimburse Senior Lender on demand for such costs and expenses.

Mezzanine Loan

The material terms of the Temporary Extension Agreement, effective June 30, 2009, as to the mezzanine loan provide for (i) a ten (10) day extension of the Initial Mezzanine Loan Agreement entered into by the Mezzanine Borrower and Mezzanine Lender on June 20, 2006 and as amended by the Consent and Assumption Agreement and First Amendment to Loan Documents on July 3, 2006 in connection with a mezzanine loan facility in the amount of $11,000,000, which expired on June 30, 2009, or the Mezzanine Loan Documents; (ii) Mezzanine Borrower shall pay to Mezzanine Lender the monthly interest payment due July 1, 2009 pursuant to the Mezzanine Loan Documents, as amended, without default interest or penalty, or the July Mezzanine Debt Service; (iii) Mezzanine Borrower acknowledges its obligations to reimburse Mezzanine Lender for all costs and fees incurred by Mezzanine Lender in connection with the Mezzanine Loan Documents, including costs and fees incurred in connection with this Temporary Extension Agreement, and Mezzanine Borrower acknowledges its existing obligation pursuant to the Mezzanine Loan Documents, as amended, to reimburse Mezzanine Lender on demand for such costs and expenses.

Notwithstanding anything to the contrary contained in the Senior Loan Documents and/or the Mezzanine Loan Documents, neither Senior Borrower nor Mezzanine Borrower shall make any distributions to any of its members, partners or shareholders from the effective date of June 30, 2009 through July 10, 2009 other than a distribution by Senior Borrower to Mezzanine Borrower in the amount necessary to pay the July Mezzanine Debt Service.

We through NNN VF Chase Tower Member, LLC, NNN VF Chase Tower, LLC and NNN VF Chase Tower REO, LP, our indirect subsidiaries, own a 14.789% interest in the Chase Tower property.

The material terms of the Temporary Extension Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Chase Tower Temporary Extension Agreement dated June 30, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

July 6, 2009	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	10.1 Chase Tower Temporary Extension Agreement dated June 30, 2009.